UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 18, 2005

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:
(212) 526-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.		Financial Statements and Exhibits

	(c)	Exhibits

The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-121067 as exhibits thereto and are filed as part of this Report.

1.01

Distribution Agreement, dated as of May 18, 2005, between Lehman Brothers Holdings Inc. (the “Corporation”) and Lehman Brothers Inc., as Agent, relating to the Corporation’s Medium-Term Notes, Series H (the “Series H Notes”)

1.02

Distribution Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Lead Agent, and the other Agents named therein, relating to the Corporation’s Lehman Notes, Series B

4.01	Form of senior debt security—medium-term note (fixed rate)

4.02	Form of senior debt security—medium-term note (floating rate)

4.03	Form of senior debt security—medium-term note (Synthetic Convertible Securities)

4.04	Form of senior debt security—medium-term note (YEELDS®)

4.05	Form of senior debt security—medium-term note (RANGERSSM)

4.06	Form of senior debt security—medium-term note (RANGERS PlusSM)

4.07	Form of senior debt security—Lehman Notes, Master Note

4.08	Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Citibank, N.A., as Calculation Agent, relating to the Series H Notes

4.09

Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to notes, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices (“Synthetic Convertible Securities”)

4.10

Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to Yield Enhanced Equity Linked Debt Securities, Performance Linked to the Value of a Common Stock (“YEELDS®”)

4.11	Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to Risk Adjusting Equity Range SecuritiesSM (“RANGERSSM”)

4.12

Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to Risk Adjusting Equity Range Securities PlusSM, Performance Linked to the Value of a Stock Index (“RANGERS PlusSM”)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

	By:	/s/ Barrett S. DiPaolo
Barrett S. DiPaolo
Senior Vice President

Date: May 18, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit

1.01

Distribution Agreement, dated as of May 18, 2005, between Lehman Brothers Holdings Inc. (the “Corporation”) and Lehman Brothers Inc., as Agent, relating to the Corporation’s Medium-Term Notes, Series H (the “Series H Notes”)

1.02

Distribution Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Lead Agent, and the other Agents named therein, relating to the Corporation’s Lehman Notes, Series B

4.01	Form of senior debt security—medium-term note (fixed rate)

4.02	Form of senior debt security—medium-term note (floating rate)

4.03	Form of senior debt security—medium-term note (Synthetic Convertible Securities)

4.04	Form of senior debt security—medium-term note (YEELDS®)

4.05	Form of senior debt security—medium-term note (RANGERSSM)

4.06	Form of senior debt security—medium-term note (RANGERS PlusSM)

4.07	Form of senior debt security—Lehman Notes, Master Note

4.08	Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Citibank, N.A., as Calculation Agent, relating to the Series H Notes

4.09

Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to notes, Performance Linked to the Value of a Common Stock, a Stock Index, a Basket of Common Stocks or a Basket of Stock Indices (“Synthetic Convertible Securities”)

4.10

Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to Yield Enhanced Equity Linked Debt Securities, Performance Linked to the Value of a Common Stock (“YEELDS®”)

4.11	Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to Risk Adjusting Equity Range SecuritiesSM (“RANGERSSM”)

4.12

Calculation Agency Agreement, dated as of May 18, 2005, between the Corporation and Lehman Brothers Inc., as Calculation Agent, relating to Risk Adjusting Equity Range Securities PlusSM, Performance Linked to the Value of a Stock Index (“RANGERS PlusSM”)